Long-Term Bank Loans - Schedule of Long-Term Bank Loans (Details) - USD ($) $ in Thousands		Sep. 30, 2025	Sep. 30, 2024
Long-term bank loans:
Less: current portion of long-term bank loans		$ (2,107,038)
Non-current portion of long-term bank loans			2,137,483
LRC Bank [Member]
Long-term bank loans:
Long-term bank loans	[1]	$ 2,107,038	$ 2,137,483

[1]	On November 23, 2023, a subsidiary of the Company, Jiangxi Universe, signed a loan agreement with LRC Bank to borrow RMB15 million (equivalent to approximately $2.1 million) as working capital for two years, with the maturity date on November 14, 2025. The fixed interest rate of the loan was 3.95% per annum. The Company pledged buildings of Jiangxi Universe as collateral to guarantee this loan. The loan was subsequently fully repaid upon maturity.